             As filed with the Securities and Exchange Commission
                              on February 9, 2001
                     Registration No. 33-54126; 811-7332

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

                        Post-Effective Amendment No. 26     [X]

                                      And

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                    OF 1940                       [_]

                               Amendment No. 30                [X]
                       (Check appropriate box or boxes)
                           ________________________

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
        (Exact Name of Registrant as specified in Certificate of Trust)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective :

[_]  Immediately upon filing pursuant to Rule 485(b), or


[_]  on            , pursuant to Rule 485(b), or

[X]  60 Days after filing pursuant to Rule 485(a)(1), or

[_]  on _________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to Rule 485(a)(2), or

[_]  on _________ pursuant to Rule 485(a)(2)

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 26 to the Registration Statement of Barclays Global Investors Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement new Class R shares for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds.

                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A      Prospectus Captions
------      -------------------

  1         Cover page
            Back cover
  2         Investment Objective
            Principal Investment Strategy
            Principal Risks of Investing in the Fund
            Performance Information
  3         Fees and Expenses
  4         A Further Discussion of the Investment Objective
            A Further Discussion of Risk
  5         Not Applicable
  6         Management
  7         Shareholder Information
  8         Shareholder Information
  9         Financial Highlights

Part B      Statement of Additional Information Captions
------      --------------------------------------------

 10         Cover Page
            Table of Contents
 11         Description of the Company and the Fund
 12         Description of the Company and the Fund
            Investment Strategies and Risks
 13         Management
 14         Control Persons and Principal Holders of Securities
 15         Investment Adviser and Other Service Providers
 16         Investment Adviser and Other Service Providers
 17         Capital Stock
 18         Determination of Net Asset Value
            Purchase, Redemption and Pricing of Shares
 19         Dividends, Distributions and Taxes
 20         Investment Adviser and Other Service Providers
 21         Performance Information
 22         Financial Statements

Part C      General Information
------      -------------------

 23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

PROSPECTUS/APRIL 10, 2001

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                   LifePath 2040


                                           LifePath 2030


                                   LifePath 2020


                         LifePath 2010


                LifePath Income

--------------------------------------------------------------------------------
     LIFEPATH FUNDS
--------------------------------------------------------------------------------

Class R Shares

The first mutual funds designed to provide comprehensive asset allocation strategies that adjust over time for the individual investor

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Table of Contents


LIFEPATH BASICS
         2 LifePath Overview

         3 LifePath Investment Objectives

         4 Principal Investment Strategies Common to All LifePath Funds

         7 Principal Investment Strategies for Each LifePath Fund

         8 Principal Risk Factors

        12 Investment Returns

        17 Fees and Expenses


LIFEPATH DETAILS

        19 The LifePath Investment Mission

        20 The LifePath Investment Model

        22 Principal Investments

        27 A Further Discussion of Risk

        28 Management of the Funds

        30 Shareholder Information

        34 Financial Highlights

LIFEPATH BASICS

LifePath Overview

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--------------------------------------------------------------------------------
Defining Terms

Your asset allocation, or investment mix, is the distribution of your investments among broad classes of assets: stocks, bonds and money market instruments.

The LifePath Funds/1/ offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Each Fund invests in a combination of stocks, bonds and short-term money market instruments in proportions suggested by its own comprehensive asset allocation strategy that gradually becomes more conservative as the year in the Fund's name approaches, except for the LifePath Income Fund (formerly the LifePath 2000
Fund) that is already in its most conservative phase.

/1/Each LifePath Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears on page 33.

2 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

LifePath Investment Objectives
--------------------------------------------------------------------------------
Defining Terms

Quantitatively measured risk gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

An investment's time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Each Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. Each Fund has its own time horizon which affects the acceptable risk level of the Fund and, in turn, its asset allocation.

Specifically:

LifePath Income Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) in the near future.

LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

                                                               LIFEPATH BASICS 3

Principal Investment Strategies Common to All LifePath Funds

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--------------------------------------------------------------------------------
Defining Terms

Indexes are composed of groups of securities chosen to represent an entire stock or bond market, or a major market segment. Indexes may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index means merely that it has satisfied the selection criteria. It implies no expectation about performance.

The LifePath Funds pursue a common strategy of allocating and reallocating investments among stocks, bonds and money market instruments. The Funds with longer time horizons invest more of their assets in stocks to provide a greater opportunity for capital appreciation over the long-term. The Funds with shorter time horizons invest more heavily in bonds and money market instruments to reduce risk and price volatility. The Funds with shorter time horizons also have lower expected returns than the Funds with longer time horizons.

The strategies go further, allocating assets among 16 indexes within investment classes. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index of large company stocks. Others were specifically created by Barclays Global Investors to reflect a particular market segment, such as the smallest 5% of publicly traded companies. Some of these indexes consist of intermediate- and long-term bonds, including investment grade, corporate debt and government obligations. And some of these indexes include foreign securities. The Funds also may invest in money market instruments. This broad

4 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

diversification is designed to produce the highest expected returns for a given level of risk. Expected returns do not necessarily translate into actual returns.

Asset Allocation Decisions

In buying securities for each Fund, Barclays Global Fund Advisors (BGFA), the Funds' Investment Adviser, does not select individual companies. Instead, BGFA uses an investment model that focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The Funds then allocate a portion of their assets to money market instruments and to each index appropriate for each individual Fund. Where feasible, the Funds buy all the securities that comprise the index; otherwise the Funds buy a representative sample of the securities. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual underperforming securities investments nor do they try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions--for example, choosing between stocks and bonds--matter more to overall investment performance than individual security selection--which particular stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds' strategies:

Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have out performed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

The longer the investors' time horizon, the greater their risk tolerance; their investments have more time to recoup potential losses.

                                                               LIFEPATH BASICS 5

The LifePath Funds with longer time horizons take more risks. This assumption of greater risks is linked with these Funds' pursuit of greater returns. As each Fund approaches its time horizon, and its investors have less time to recover from market declines, the Fund systematically reduces the level of risk. This systematic shift toward more conservative investments is designed to help stabilize the value of your LifePath investment as the time nears for you to begin drawing on it.

BGFA's investment model does not limit the analysis to long-term expectations. The Funds also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment class or index to a point that its risk levels do not justify its expected returns, the Funds will not allocate as much of their assets to it as they otherwise might. Additionally, the Funds may reduce their allocation to an investment class or index, even when risks have not increased, because its expected return has fallen. This usually happens because prices have risen to the point that the potential for further gains appears limited.

After a Fund Reaches Its Time Horizon

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital (the LifePath Income Fund has already entered this state). This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund's assets will be invested in stocks, with the rest in bonds and money market instruments.

6 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Principal Investment Strategies for Each LifePath Fund

LifePath Income Fund is designed to maintain the lowest risk levels of all the LifePath Funds. On average, BGFA expects that about 20% of this Fund's assets will be invested in stocks, with the rest in bonds and money market instruments. The LifePath Income Fund continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments.

LifePath 2010 Fund is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2010. The LifePath 2010 Fund currently holds about 45% of its assets in stocks, 49% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the LifePath Income Fund.

LifePath 2020 Fund is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2020. The LifePath 2020 Fund currently holds about 67% of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

LifePath 2030 Fund is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2030. The LifePath 2030 Fund currently holds about 83% of its assets in stocks, 15% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

LifePath 2040 Fund is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2040. The LifePath 2040 Fund currently holds about 99% of its assets in stocks, 1% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                               LIFEPATH BASICS 7

Principal Risk Factors

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Each Fund has a different level of risk and the amount of risk is reflected in its name. The Funds with shorter time horizons (LifePath Income and LifePath 2010, for instance) will tend to be less risky and have lower expected returns than the Funds with longer time horizons (LifePath 2030 and LifePath 2040).

Each of the LifePath Funds presents each of the Risk Factors described below. Depending on the LifePath Fund's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent a Fund emphasizes stocks, such as the LifePath 2040 Fund, it presents a higher degree of Stock Investment Risk. Conversely, to the extent a Fund emphasizes bonds, such as the LifePath Income Fund, it presents a higher degree of Bond Investment Risk. The value of your investment in a fund is based, in large part, on the price of the stocks and bonds in which the fund invests.

Stock Investment Risk

The LifePath Funds are subject to the risks of stock investing. These include both short-term and prolonged price declines. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. Because the Funds do not select individual companies within each index, the Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

8 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

--------------------------------------------------------------------------------
Defining Terms

Credit Risk is the risk that the borrowers that issued a bond may not repay principal or interest when due.

Interest Rate Risk is the chance that bond prices will decline over short or even long periods due to rising interest rates.

Mortgage-backed securities represent interests in a pool of loans secured by mortgages, and the resulting cash flow is used to pay principal and interest on the securities.

Bond Investment Risk

The bonds held by the Funds are subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines. Because the Funds do not select individual bonds within each index, the Funds may hold bonds that an investment adviser researching individual bond issuers might seek to avoid.

Credit Risk. Bonds also face credit risk. US Treasury bonds have minimal credit risk because they are backed by the US government's full faith and credit. However, not all securities issued by government agencies are backed by the government's full faith and credit. Additionally, corporate bonds are subject to greater credit risk than US government bonds.

Interest Rate Risk. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Each Fund may also invest in mortgage-backed securities, which are also subject to prepayment risk. The ability of an issuer of such a security to repay principal prior to a security's maturity can cause duration changes and greater price volatility in response to interest rate changes.

Risks of Foreign Investment

The Funds invest in foreign securities, including emerging market investments, which are subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Foreign stock and bond prices can be more volatile as a result of these and other factors. Investing in foreign markets can also be more expensive due to currency exchange costs, foreign withholding and other taxes, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the US dollar, eroding the dollar value of investments denominated in foreign currencies.

                                                               LIFEPATH BASICS 9

Model Risk

Although the model used to manage the Funds' assets has been developed and refined over many years, neither the Funds nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the Funds or BGFA offer assurance that a recommended allocation will prove the ideal allocation in all circumstances for every investor with a particular time horizon.

LifePath Fund investments are not bank deposits or obligations of BGFA or BGI. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

Differences Among Funds

The LifePath Income and the LifePath 2010 Funds are currently subject to the highest levels of Bond Investment Risk of all of the LifePath Funds. The LifePath 2020 Fund is currently subject to a significant level of Bond Investment Risk, but less than the LifePath Income and LifePath 2010 Funds. The LifePath 2030 and the LifePath 2040 Funds currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The LifePath 2010 Fund also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The
LifePath Income Fund currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Funds are subject to Model Risk and the additional risks described below under A Further Discussion of Risk and in the Funds' Statement of Additional Information (SAI).

10 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Who May Want to Invest in LifePath Funds

Which Fund to Consider

In making your investment decision, you should keep in mind:

each Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon the Fund's time horizon is based on the year in its name, except for the LifePath Income Fund that is designed for investors with short-term time horizons.

Based strictly on statistical considerations, you would want to invest in the LifePath Fund corresponding to the year when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five LifePath Funds allow for that, too. If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon. The final choice is yours.

                                                              LIFEPATH BASICS 11

Investment Returns

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Total Returns*

The bar charts and tables in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the returns for each Fund for each full calendar year since inception. The average annual total return tables compare each Fund's average annual total return with the return of a corresponding index for one and five years and since inception. The performance information shown in both the bar charts and tables for periods before March 26, 1996 (the date the Barclays Global Investors Funds' LifePath Funds commenced operations) shows the performance of the Institutional Class shares of the predecessor funds**. The LifePath Funds are successors to the assets of the predecessor funds. The predecessor funds commenced operations on March 1, 1994, invested in the LifePath Master Portfolios and had the same investment objectives, strategies, risks considerations, fee levels, annual fund operating expenses, policies and investment techniques as the Funds.

How the Funds and the predecessor funds performed in the past is not an indication of how the LifePath Funds will perform in the future.


* Performance shown reflects the performance of the Class I shares and does not reflect sales charges. If they did, returns would be lower. Class I shares are not offered in this prospectus, but Class R shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

** The predecessor funds were the Stagecoach Trust LifePath Funds, which are now known as the Wells Fargo Funds Trust LifePath Funds.

12 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                                        [LifePath Income Bar Chart Appears Here]

FYE   1995              17.38%
FYE   1996               6.33%
FYE   1997              10.71%
FYE   1998              10.49%
FYE   1999               4.85%

The LifePath Income Fund's year-to-date return as of         , 2001 was     %.
The highest and lowest quarterly returns for the LifePath Income Fund for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 2nd Qtr '97                                  Return: 3rd Qtr '99
             5.54%                                               --0.38%

                                          [LifePath 2010 Bar Chart Appears Here]

FYE   1995              23.98%
FYE   1996              10.74%
FYE   1997              16.60%
FYE   1998              16.04%
FYE   1999               9.48%

The LifePath 2010 Fund's year-to-date return as of         , 2001 was     %.
The highest and lowest quarterly returns for the LifePath 2010 Fund for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '98
            10.12%                                               --3.50%

                                                              LIFEPATH BASICS 13

                                          [LifePath 2020 Bar Chart Appears Here]

FYE   1995              27.50%
FYE   1996              13.57%
FYE   1997              21.21%
FYE   1998              19.97%
FYE   1999              14.12%

The LifePath 2020 Fund's year-to-date return as of         , 2001 was     %.
The highest and lowest quarterly returns for the LifePath 2020 Fund for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '98
            14.61%                                               --6.70%

                                          [LifePath 2030 Bar Chart Appears Here]

FYE   1995              31.15%
FYE   1996              15.62%
FYE   1997              24.50%
FYE   1998              22.72%
FYE   1999              16.85%

The LifePath 2030 Fund's year-to-date return as of         , 2001 was     %.
The highest and lowest quarterly returns for the LifePath 2030 Fund for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '98
            18.02%                                               --9.15%

14 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                                          [LifePath 2040 Bar Chart Appears Here]

FYE   1995              32.54%
FYE   1996              18.65%
FYE   1997              26.85%
FYE   1998              25.58%
FYE   1999              21.38%

The LifePath 2040 Fund's year-to-date return as of         , 2001 was     %.
The highest and lowest quarterly returns for the LifePath 2040 Fund for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '98
            21.72%                                              --11.61%

-------------------------------------------------------------------------
 LIFEPATH INCOME AVERAGE ANNUAL TOTAL RETURNS (AS OF  DECEMBER 31, 1999)
-------------------------------------------------------------------------
                                                   SINCE INCEPTION
                       ONE YEAR       FIVE YEAR    (MARCH 1, 1994)*
-------------------------------------------------------------------------
   LifePath Income       4.85%          9.86%           8.06%
-------------------------------------------------------------------------
   Lehman Brothers
   Aggregate Index     --0.82%          7.73%           6.23%
-------------------------------------------------------------------------
   LifePath Income
   Benchmark**           5.15%         11.38%           9.45%
-------------------------------------------------------------------------

* The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Class I shares of the Fund since its inception date (i.e., the commencement of its operations on 3/26/96).
** The LifePath Income Benchmark represents a custom mix of the Lehman Brothers
   Aggregate Index, MSCI EAFE Index, BGI's US Equity Market Fund Index and US Treasury Bills.

-------------------------------------------------------------------------
 LIFEPATH 2010 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
-------------------------------------------------------------------------
                                                  SINCE INCEPTION
                       ONE YEAR      FIVE YEAR    (MARCH 1, 1994)*
-------------------------------------------------------------------------
   LifePath 2010         9.48%         15.25%          12.63%
-------------------------------------------------------------------------
   Lehman Brothers
   Aggregate Index     --0.82%          7.73%           6.23%
-------------------------------------------------------------------------
   Wilshire 5000
   Index                23.56%         27.06%          22.59%
-------------------------------------------------------------------------
   LifePath 2010
   Benchmark**           8.93%         14.10%          11.76%
-------------------------------------------------------------------------

* The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Class I shares of the Fund since its inception date (i.e., the commencement of its operations on 3/26/96).
** The LifePath 2010 Benchmark represents a custom mix of the Lehman Brothers
   Aggregate Index, MSCI EAFE Index, BGI's US Equity Market Fund Index and US Treasury Bills.

                                                              LIFEPATH BASICS 15

-------------------------------------------------------------------------
 LIFEPATH 2020 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
-------------------------------------------------------------------------
                                                 SINCE INCEPTION
                      ONE YEAR      FIVE YEAR    (MARCH 1, 1994)*
-------------------------------------------------------------------------
  LifePath 2020        14.12%         19.15%          15.95%
-------------------------------------------------------------------------
  Lehman Brothers
  Aggregate Index     --0.82%          7.73%           6.23%
-------------------------------------------------------------------------
  Wilshire 5000
  Index                23.56%         27.06%          22.59%
-------------------------------------------------------------------------
  LifePath 2020
  Benchmark**          12.79%         16.84%          14.07%
-------------------------------------------------------------------------

* The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Class I shares of the Fund since its inception date (i.e., the commencement of its operations on 3/26/96).
** The LifePath 2020 Benchmark represents a custom mix of the Lehman Brothers
   Aggregate Index, MSCI EAFE Index, BGI's US Equity Market Fund Index and US Treasury Bills.

-------------------------------------------------------------------------
 LIFEPATH 2030 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
-------------------------------------------------------------------------
                                                SINCE INCEPTION
                     ONE YEAR      FIVE YEAR    (MARCH 1, 1994)*
-------------------------------------------------------------------------
  LifePath 2030        16.85%         22.03%          18.31%
-------------------------------------------------------------------------
  Lehman Brothers
  Aggregate Index     --0.82%          7.73%           6.23%
-------------------------------------------------------------------------
  Wilshire 5000
  Index                23.56%         27.06%          22.59%
-------------------------------------------------------------------------
  LifePath 2030
  Benchmark**          16.72%         19.56%          16.36%
-------------------------------------------------------------------------

* The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Class I shares of the Fund since its inception date (i.e., the commencement of its operations on 3/26/96).
** The LifePath 2030 Benchmark represents a custom mix of the Lehman Brothers
   Aggregate Index, MSCI EAFE Index, BGI's US Equity Market Fund Index and US Treasury Bills.

-------------------------------------------------------------------------
 LIFEPATH 2040 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
-------------------------------------------------------------------------
                                                SINCE INCEPTION
                     ONE YEAR      FIVE YEAR    (MARCH 1, 1994)*
-------------------------------------------------------------------------
  LifePath 2040        21.38%         24.89%          20.90%
-------------------------------------------------------------------------
  Wilshire 5000
  Index                23.56%         27.06%          22.59%
-------------------------------------------------------------------------
  LifePath 2040
  Benchmark**          20.75%         22.30%          18.66%
-------------------------------------------------------------------------

* The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Class I shares of the Fund since its inception date (i.e., the commencement of its operations on 3/26/96).
** The LifePath 2040 Benchmark represents a custom mix of the Lehman Brothers
   Aggregate Index, MSCI EAFE Index, BGI's US Equity Market Fund Index and US Treasury Bills.

16 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold LifePath Fund Class R shares.

--------------------------------------------------------------------------------------
LIFEPATH FUNDS SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------------
                     LifePath LifePath LifePath LifePath LifePath
                     Income   2010     2020     2030     2040
--------------------------------------------------------------------------------------
  Maximum sales
  charge (load)
  imposed on
  purchases (as a
  percentage of
  offering price)    1.00%    1.00%    1.00%    1.00%    1.00%
--------------------------------------------------------------------------------------
  Maximum deferred
  sales charge
  (load) (as a
  percentage of
  the lower of net
  asset value at
  purchase or
  redemption)        None     None     None     None     None
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LIFEPATH FUNDS ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------
                     LifePath LifePath LifePath LifePath LifePath
                     Income   2010     2020     2030     2040
--------------------------------------------------------------------------------------
  Management Fees    0.35%    0.35%    0.35%    0.35%    0.35%
--------------------------------------------------------------------------------------
  Distribution
  (12b-1) Fess       0.75%    0.75%    0.75%    0.75%    0.75%
--------------------------------------------------------------------------------------
  Other Expenses     0.50%    0.50%    0.50%    0.50%    0.50%
--------------------------------------------------------------------------------------
  Total Annual
  Fund Operating
  Expenses*          1.60%    1.60%    1.60%    1.60%    1.60%
--------------------------------------------------------------------------------------

* Information on total annual fund operating expenses in the above table and the following example reflects the expenses of both the Funds and the Master Portfolios in which they invest.

Example

The example below is intended to help you compare the Funds' costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the LifePath Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Funds' operating expenses remain the same.

                                                              LIFEPATH BASICS 17

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------
 LifePath Income     $97          $303         $525        $1,166
------------------------------------------------------------------
 LifePath 2010       $97          $303         $525        $1,166
------------------------------------------------------------------
 LifePath 2020       $97          $303         $525        $1,166
------------------------------------------------------------------
 LifePath 2030       $97          $303         $525        $1,166
------------------------------------------------------------------
 LifePath 2040       $97          $303         $525        $1,166
------------------------------------------------------------------

18 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

LIFEPATH DETAILS

The LifePath Investment Mission

With their comprehensive and methodical allocation strategies, the LifePath Funds can serve as the core of an investor's portfolio.

The Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The Funds (other than the LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund's name. For example, LifePath 2010 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, LifePath 2040 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The LifePath Income Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in this decade.
                                                             LIFEPATH DETAILS 19

The LifePath Investment Model

--------------------------------------------------------------------------------
Defining Terms

BGFA, a subsidiary of Barclays Global Investors, N.A. (BGI), serves as the Master Portfolios' Investment Adviser. BGFA makes the day-to-day decisions on buying and selling securities for the Funds and BGI conducts the research leading to those decisions. BGI manages over $782 billion in assets and is the world's largest asset manager for institutions such as major endowments and corporate and government pension plans. BGI pioneered research in asset allocation, indexed investing and investment modeling.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of BGFA's proprietary investment models. The model, developed in the early 1990s and continuously refined, combines:

comprehensive data on the returns of the world's equity and bond markets the statistical risk of losses in each of these markets

information on how these risks correlate: whether, for example, the cyclical ups and downs in one market, such as bonds, tend to moderate or amplify the cyclical ups and downs in another, such as stocks of large US companies

The model sets the Funds' strategic allocation targets. From an extensive database, it calculates the expected return over time for a range of asset allocations. Then the model selects the allocation, or investment mix, with the highest expected return for a statistically determined risk of loss.

A Fund's allocation may shift significantly in response to changing market conditions-since the Funds' investment approach allows the Funds to adjust the strategic allocation according to short-terminvestment considerations.

Long-term strategic considerations generally account for about 75% of a LifePath Fund's asset allocation, and the short-term outlook accounts for about 25%.

20 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Each Fund's analysis of investor needs begins with a statistical determination of how much its investors, on average, can afford to lose. This tolerance for loss can be viewed as the Fund's risk budget.

Different investment allocations can have the same risk of loss but with different expected returns. BGFA seeks the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss. In other words, the Funds seek the highest expected return in exchange for the various levels of risk most investors that share the Funds' time horizons are willing to take.

Remember, expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

                                                             LIFEPATH DETAILS 21

Principal Investments

LifePath Asset Weightings (as of February 29, 2000)

The charts below illustrate the actual asset allocation as of the fiscal year-end 2000 for each LifePath Fund.


LifePath Income                    LifePath 2010

[2000 PIE CHART APPEARS HERE]      [2010 PIE CHART APPEARS HERE]


LifePath 2020                      LifePath 2030

[2020 PIE CHART APPEARS HERE]      [2030 PIE CHART APPEARS HERE]


LifePath 2040

[2040 PIE CHART APPEARS HERE]


22 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

The LifePath Funds invest in the following widely recognized asset classes:

money market instruments

bonds

stocks, including:

  stocks of the largest US companies

  stocks of all other publicly traded US corporations

  stocks of issuers located outside the US

Within stocks and bonds are sub-categories of securities:

US stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lowerprice-to-book ratios are value stocks.

Utilities--closely regulated power generating companies--are generallymid-size, but their performance differs enough from other mid-cap stocks to warrant a distinct grouping.

Micro-cap stocks--the smallest 5% of publicly traded companies--also constitute their own grouping apart from the rest of the small-cap universe.

US government bonds, bonds issued by corporations, mortgage-backed securities and foreign bonds form four separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term and intermediate-term.

                                                             LIFEPATH DETAILS 23

--------------------------------------------------------------------------------
Defining Terms

Investment-grade bonds rank in the four highest categories, according to the statistical criteria established by rating services such as Moody's Investors Services and Standard & Poor's Corp. to determine a bond's credit-worthiness and a bond issuer's financial strength.

Maturity measures the number of years from the time a borrower issues a bond to the date when the borrower must fully repay the loan, interest included.

Model-Driven Decisions

The Funds' assets are allocated across investment classes and indexes according to a sophisticated mathematical model that was developed in the early 1990s and is continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and to ensure it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA relies on a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of the model.

Indexes

Conventional asset allocation strategies target only the three broadest asset classes--money market investments, bonds and stocks. Comprehensive asset allocation strategies distribute investments methodically among the full range of asset classes. The charts below list the indexes adopted or constructed to track the performance of each of the asset classes in which the LifePath Funds may invest.

  INVESTMENT-GRADE BOND MARKET INDEXES
-------------------------------------------------------------
  SUB-CATEGORY             MATURITY RANGE    INDEX PROVIDER
-------------------------------------------------------------
  Long-term government     10 years or more  Lehman Brothers*
-------------------------------------------------------------
  Intermediate-term        More than 1       Lehman Brothers
  government               year/less
                           than 10 years
-------------------------------------------------------------
  Long-term corporate      10 years or more  Lehman Brothers
-------------------------------------------------------------
  Intermediate-term        More than 1       Lehman Brothers
  corporate                year/less
                           than 10 years
-------------------------------------------------------------
  Mortgage-backed**        More than 1 year  Lehman Brothers
-------------------------------------------------------------
  Non-US world government  One year or more  Salomon Smith
                                             Barney*
-------------------------------------------------------------

* Lehman Brothers, Inc. and Salomon Smith Barney do not sponsor the LifePath Funds or their Master Portfolios, nor are they affiliated in any way with BGI or BGFA.
** All fixed-coupon mortgage pass-throughs issued or guaranteed by the Federal
   National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation.

24 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

------------------------------------------------------------------------------------
  STOCK MARKET INDEXES
------------------------------------------------------------------------------------
  CAPITALIZATION   GROWTH/VALUE         STOCK MARKET         INDEX PROVIDER
------------------------------------------------------------------------------------
  Large            Value                United States        S&P/BARRA*
------------------------------------------------------------------------------------
  Large            Growth               United States        S&P/BARRA
------------------------------------------------------------------------------------
  Large            Both                 Major world markets, Morgan Stanley
                                        excluding Japan      Capital International**
------------------------------------------------------------------------------------
  Large            Both                 Japan                Morgan Stanley
                                                             Capital International
------------------------------------------------------------------------------------
  Medium           Value                United States        BGI
------------------------------------------------------------------------------------
  Medium           Growth               United States        BGI
------------------------------------------------------------------------------------
  Medium           Electrical power and United States        BGI
                   utility companies
------------------------------------------------------------------------------------
  Small            Value                United States        BGI
------------------------------------------------------------------------------------
  Small            Growth               United States        BGI
------------------------------------------------------------------------------------
  Smallest 5%      Both                 United States        BGI
------------------------------------------------------------------------------------

* BARRA does not sponsor the LifePath Funds or their Master Portfolios, nor are they affiliated in any way with BGFA.
** Morgan Stanley Capital International does not sponsor the LifePath Funds or their Master Portfolios, nor are they affiliated in any way with BGFA.

The LifePath Funds may not invest in the constituent securities or asset categories of every available index. In fact, until a LifePath Fund's Master Portfolio has reached a net asset level of $100 million to $150 million, it is unlikely to invest in all the asset classes. More importantly, every asset category may not be appropriate for every Fund. Some may be too volatile for the LifePath Funds with relatively short time horizons. Others may not offer enough expected return for the LifePath Funds with relatively distant time horizons.

Optimizing the Funds' Investments

In the case of some asset categories, most notably US large-capitalization growth and value stocks, the LifePath Funds can own every stock listed in the index. Many of the other indexes consist of thousands of securities. As a practical matter, the Funds do not hold them all. Instead, the Funds employ a technique known as optimization. The Funds select a group of securities whose diversity, fundamental characteristics and typical risks and returns will closely match the index as a whole. Including a particular security in one of the LifePath Funds in no way implies an opinion as to its attractiveness as an investment on its own.

                                                             LIFEPATH DETAILS 25

--------------------------------------------------------------------------------
Defining Terms

Depositary Receipts are receipts for shares of foreign stocks held on deposit in US banks or banks of major European countries. The receipts trade on the US or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults.

Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date--the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher.

Repurchase agreements obligate a person selling US government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

For reasons related to optimization, the Funds also may invest in securities not included in any of the indexes. They may, for instance, invest in American and Global Depositary Receipts to gain exposure to foreign stock markets. They may also invest in index futures contracts. These tactics can permit the Funds to avoid some of the costs associated with direct investing. Investing in index future contracts also allows the Funds to more closely match the returns of a fully invested portfolio while keeping enough liquidity to meet the Funds' anticipated cash needs.

The Funds' Money Market Investments

The Funds' money market investments consist of high-quality short-term debt obligations selected for their credit quality and ability to maintain value. They all must have remaining maturities of 397 days (about 13 months) or less. The Funds will hold money market instruments that have anaverage-weighted maturity of 90 days or less. They include:

US government debt securities

foreign and domestic bank obligations

corporate borrowings

repurchase agreements

26 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

A Further Discussion of Risk

Besides the general risks described above under Principal Risk Factors, the LifePath Funds are subject to additional specific risks.

Derivatives

A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. The floating rate or variable rate bonds and mortgage-backed securities that the Funds may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

For a further discussion of LifePath Fund risks, please refer to the Funds' SAI. The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 888 204 3956.

                                                             LIFEPATH DETAILS 27

Management of the Funds

Investment Adviser

The LifePath Funds are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA provides investment guidance and policy direction for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.35% of each Master Portfolio's average daily net assets.

Unlike many traditional actively managed funds, there is no single portfolio manager who makes investment decisions for the LifePath Funds. Instead, a team of investment professionals evaluates recommendations made by BGFA's proprietary mathematical model. This process reflects BGFA's commitment to an objective and consistent investment management structure.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 1999, BGI and its affiliates, including BGFA, provided investment advisory services for over $782 billion in assets. BGI, BGFA, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Funds' Master Portfolios may also invest.

28 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Administrative Services

The Funds' co-administrators, BGI and Stephens Inc., a full service broker/dealer, provide services related to:

management of the Funds' non-investment operations

preparation of reports for each Fund's Board of Directors

preparation of reports required by the Securities and Exchange Commission and state securities commissions preparation of proxy statements and shareholder reports

BGI and Stephens are entitled to receive a combined annual fee of 0.50% of each Fund's average daily net assets. In return for this fee, BGI and Stephens have agreed to absorb all expenses of each Fund and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Funds.

Distribution Plan

We have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class R shares of the Life Path Funds. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The fees are paid out of the Fund's ongoing assets. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the plan are at an annual rate of 0.75% of the aveage daily net assets of the Class R shares of the Funds.
                                                             LIFEPATH DETAILS 29

Shareholder Information
--------------------------------------------------------------------------------
Defining Terms

The LifePath Funds have appointed shareholder servicing agents to service individual LifePath Fund accounts. In addition to buying and selling Fund shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. The LifePath Funds do not charge extra for these services, but compensate shareholder servicing agents as part of their operating expenses.

Investors Bank & Trust Company is the Funds' custodian, transfer agent and dividend disbursing agent.

The amortized cost method marks down any premium, or marks up any discount, onshort-term debt that the Funds buy at a constant rate until maturity. It does not reflect daily fluctuations in market value.

Additional shareholder information, including how to buy and sell shares of a Fund, is available free of charge by calling toll-free 1 888 204 3956.

Who is Eligible

The LifePath Funds are designed, in part, as vehicles for retirement savings. To be eligible to purchase LifePath shares, you must:

invest through an employer-sponsored or individual retirement savings plan invest the proceeds "rolled over" from such a plan into an Individual Retirement Account maintain an account with one of the shareholder servicing agents authorized to sell and service LifePath shares, or invest a minimum of $1 million directly through BGI.

Calculating the Funds' Share Price

Investors Bank & Trust Company (IBT) calculates each Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern time) every day the New York Stock Exchange is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets-- the market value of the securities it holds, plus cash reserves-and dividing the result by the number of shares outstanding. IBT values most of the securities in the Funds at their current market prices. If such prices are not readily available, IBT uses an estimate of the securities' fair value in accordance with guidelines approved by the Master Portfolios' Board of Trustees. Debt securities maturing in 60 days or less are valued according to the amortized cost method.

30 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Prices for securities that trade on foreign exchanges can fluctuate when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price fluctuations may ultimately affect the price of Fund shares when the Fund's shares are next priced.

The price which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form. An exchange of a Fund's shares for shares of another BGI Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Dividends and Distributions

The Funds pay out dividends of net investment income to investors every quarter. The Funds distribute capital gains, if any, to shareholders annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of your Fund, unless you request payment in cash.

Taxes

As with all mutual funds, you may be required to pay taxes on the Funds' net investment income and capital gains through distribution of such income and gains by the Funds to their shareholders. You will owe the taxes whether you choose to receive distributions in cash or have them automatically reinvested in Fund shares.

The amount of taxes you owe on your share of Fund income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Funds pay out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year they are taxable as if paid on December 31 of the prior year.

                                                             LIFEPATH DETAILS 31

Dividends and capital gain distributions usually create the following tax liability:

----------------------------------------------
  TRANSACTION                  TAX STATUS
----------------------------------------------
  Income dividends             Ordinary income
----------------------------------------------
  Short-term capital gain
  distribution                 Ordinary income
----------------------------------------------
  Long-term capital gain
  distribution                 Capital gain
----------------------------------------------

A portion of dividends paid to corporate shareholders of the LifePath Funds may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Fund shares you may have a taxable gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges).

-------------------------------------------------------------
  TRANSACTION                  TAX STATUS
-------------------------------------------------------------
  You sell shares owned for
  more than one year           Long-term capital gain or loss
-------------------------------------------------------------
  You sell shares owned for    Short-term capital gain or
  one year or less             loss
-------------------------------------------------------------

If you buy Fund shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the securities and realizes gain on the sale. All of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After December 31 of a year, the Funds will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

The Funds are required to withhold 31% as "backup withholding" on any payments to you by them (including amounts deemed paid in the case of exchanges) if you haven't given us a correct Taxpayer Identification Number (TIN) and certified that the TIN is correct and withholding doesn't apply, the Internal Revenue Service (IRS) notifies the Funds that your TIN

32 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.

In general, the Funds are also required to withhold 30% from dividends paid to foreign shareholders.

Tax considerations for tax-deferred accounts, such as benefit plans, or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The LifePath Funds do not have their own investment adviser. Instead, each LifePath Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as Investment Adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each Fund's Board of Directors retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

                                                             LIFEPATH DETAILS 33

Financial Highlights

           The tables below provide a picture of each LifePath Fund's financial performance since inception. The per share information reflects financial results for a single Fund share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the Funds, assuming reinvestment of all dividends and distributions. The information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual reports at no cost by calling toll-free 1 888 204 3956, 8am to 5pm Eastern time, Monday through Friday.

                                          LIFEPATH INCOME FUND                           LIFEPATH 2010 FUND
                              Year Ended Year Ended Year Ended Period Ended Year Ended Year Ended Year Ended Period Ended
                              2/29/00    2/28/99    2/28/98    2/28/97(/1/) 2/29/00    2/28/99    2/28/98    2/28/97(/1/)
          ----------------------------------------------------------------------------------------------------------------
          Net Asset Value,
          Beginning of
          Period                $11.53     $11.56     $10.97      $10.55      $14.29      $13.90     $12.46     $11.44
          ----------------------------------------------------------------------------------------------------------------
          Income from
          Investment
          Operations:

          Net Investment
          Income                  0.43       0.42       0.46        0.39        0.42        0.38       0.40       0.33

          Net Realized and
          Unrealized Gain on
          Investments             0.12       0.34       0.85        0.35        0.71        1.01       1.87       0.96
          ----------------------------------------------------------------------------------------------------------------
          Total from
          Investment
          Operations              0.55       0.76       1.31        0.74        1.13        1.39       2.27       1.29
          ----------------------------------------------------------------------------------------------------------------
          Less
          Distributions:

          From Net
          Investment Income      (0.43)     (0.42)     (0.46)      (0.32)      (0.42)      (0.38)     (0.40)     (0.27)

          From Net Realized
          Gain                   (0.47)     (0.37)     (0.26)      (0.00)      (1.51)      (0.62)     (0.43)      0.00
          ----------------------------------------------------------------------------------------------------------------
          Total
          Distributions          (0.90)     (0.79)     (0.72)      (0.32)      (1.93)      (1.00)     (0.83)     (0.27)
          ----------------------------------------------------------------------------------------------------------------
          Net Asset Value,
          End of Period         $11.18     $11.53     $11.56      $10.97      $13.49      $14.29     $13.90     $12.46
          ----------------------------------------------------------------------------------------------------------------
          Total Return           4.82%      6.70%     12.32%       7.00%       7.92%      10.19%     18.73%     11.98%
          ----------------------------------------------------------------------------------------------------------------
          Supplemental Data:

          Net Assets,
          End of Period
          (000)                $28,772    $51,281    $48,731     $46,578     $88,715    $132,798   $112,436    $87,204

          Portfolio Turnover
          Rate(/3/)                55%        66%        39%        108%         49%         38%        46%        73%
          ----------------------------------------------------------------------------------------------------------------
          Ratios to Average
          Net Assets:(/2/)

          Ratio of Expenses
          to Average Net
          Assets                 0.95%      0.95%      0.95%       0.95%       0.95%       0.95%      0.95%      0.95%

          Ratio of Net
          Investment Income
          to Average Net
          Assets                 3.63%      3.55%      4.06%       4.21%       2.80%       2.73%      3.09%      3.26%
          ----------------------------------------------------------------------------------------------------------------

(/1/) The Funds commenced operations on March 26, 1996.
(/2/) Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio. (/3/) Represents the portfolio turnover of each Fund's corresponding
      Master Portfolio.

34 BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                                   LIFEPATH 2020 FUND                                LIFEPATH 2030 FUND

                      Year Ended Year Ended Year Ended Period Ended     Year Ended Year Ended  Year Ended  Period Ended
                      2/29/00    2/28/99    2/28/98    2/28/97(/1/)     2/29/00    2/28/99     2/28/98     2/28/97(/1/)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of
Period                 $  16.38     $  15.73  $  13.40   $  11.97         $ 18.57    $  17.39   $ 14.17      $ 12.39
------------------------------------------------------------------------------------------------------------------------
Income from
Investment
Operations:

Net Investment
Income                     0.32         0.31      0.33       0.29            0.26        0.24      0.26         0.23

Net Realized and
Unrealized Gain
on Investments             1.47         1.58      2.84       1.40            2.22        2.06      3.65         1.79
------------------------------------------------------------------------------------------------------------------------
Total from
Investment
Operations                 1.79         1.89      3.17       1.69            2.48        2.30      3.91         2.02
------------------------------------------------------------------------------------------------------------------------
Less
Distributions:

From Net
Investment
Income                    (0.32)       (0.31)    (0.33)     (0.24)          (0.26)      (0.24)    (0.26)       (0.20)

From Net
Realized Gains            (1.67)       (0.93)    (0.51)     (0.02)          (2.95)      (0.88)    (0.43)       (0.04)
------------------------------------------------------------------------------------------------------------------------
Total
Distributions             (1.99)       (1.24)    (0.84)     (0.26)          (3.21)      (1.12)    (0.69)       (0.24)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period          $  16.18     $  16.38  $  15.73   $  13.40         $ 17.84    $  18.57   $ 17.39      $ 14.17
------------------------------------------------------------------------------------------------------------------------
Total Return              10.84%       12.42%    24.25%     15.06%          13.04%      13.55%    28.22%       17.37%
------------------------------------------------------------------------------------------------------------------------
Supplemental
Data:

Net Assets,
End of Period
(000)                   143,052     $166,130  $148,197   $105,414         $84,016    $116,729   $95,309      $58,575

Portfolio
Turnover
Rate(/3/)                    43%          36%       41%        61%             26%         19%       27%          42%
------------------------------------------------------------------------------------------------------------------------
Ratios to
Average
Net Assets:(/2/)

Ratio of
Expenses to
Average Net
Assets                     0.95%        0.95%     0.95%      0.95%           0.95%       0.95%     0.95%        0.95%

Ratio of Net
Investment
Income to
Average Net
Assets                     1.87%        1.91%     2.28%      2.57%           1.32%       1.35%     1.72%        2.05%
------------------------------------------------------------------------------------------------------------------------

                                             LIFEPATH 2040 FUND

                            Year Ended     Year Ended     Year Ended     Period Ended
                            2/29/00        2/28/99        2/28/98        2/28/97(/1/)
--------------------------------------------------------------------------------------
Net Asset Value,
Beginning of
Period                     $  20.25       $  18.77       $  15.21           $12.91
--------------------------------------------------------------------------------------
Income from
Investment
Operations:

Net Investment
Income                         0.13           0.14           0.18             0.18

Net Realized and
Unrealized Gain
on Investments                 3.18           2.67           4.41             2.27
--------------------------------------------------------------------------------------
Total from
Investment
Operations                     3.31           2.81           4.59             2.45
--------------------------------------------------------------------------------------
Less
Distributions:

From Net
Investment
Income                        (0.13)         (0.14)         (0.19)           (0.15)

From Net
Realized Gains                (2.79)         (1.19)         (0.84)            0.00
--------------------------------------------------------------------------------------
Total
Distributions                 (2.92)         (1.33)         (1.03)           (0.15)
--------------------------------------------------------------------------------------
Net Asset Value,
End of Period              $  20.64       $  20.25       $  18.77           $15.21
--------------------------------------------------------------------------------------
Total Return                  16.01%         15.35%         30.95%           20.47%
--------------------------------------------------------------------------------------
Supplemental
Data:

Net Assets,
End of Period
(000)                      $122,683       $163,883       $126,601           $69,476

Portfolio
Turnover
Rate(/3/)                        29%            19%            34%               48%
--------------------------------------------------------------------------------------
Ratios to
Average
Net Assets:(/2/)

Ratio of
Expenses to
Average Net
Assets                         0.95%          0.95%          0.95%             0.95%

Ratio of Net
Investment
Income to
Average Net
Assets                         0.59%          0.72%          1.04%             1.46%
--------------------------------------------------------------------------------------

(/1/) The Funds commenced operations on March 26, 1996.
(/2/) Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(/3/) Represents the portfolio turnover of each Fund's corresponding Master
      Portfolio.

                                                             LIFEPATH DETAILS 35

For more detailed information on the LifePath Funds, request a copy of the Funds' annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Class R shares of the Funds. BGFA has electronically filed the SAI, dated April 10, 2001, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

The Barclays Global Investors Funds "Shareholder Guide," also incorporated by reference into this prospectus, provides information on how to buy and sell shares of the LifePath Funds.

If you have any questions about LifePath Funds or wish to obtain the Shareholder Guide, the reports and SAI free of charge, please call the Funds' toll-free number:
1 888 204 3956

Or you may write LifePath Funds:
c/o Investors Bank & Trust Co.
P.O. Box 9130
Mail Code MFD23
Boston, MA 02117-9130

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:
http://www.sec.gov

The Securities and Exchange Commission will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:
Public Reference Section of the SEC
Washington, D.C. 20549-6009

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 800 SEC 0330 for further details.

Investment Company Act File No.:
811-7332

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Information designed to help
you manage your Barclays
Global Investors Funds
Investment


Shareholder Guide

The information disclosed is part of, and incorporated by reference into, the prospectuses dated July 1, 2000 for the LifePath (Class I shares), Index, Asset Allocation and Money Market Funds and the prospectus dated April 10, 2001 for the LifePath Funds (Class R shares).


                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Owning Shares

          Who is eligible

IF YOU ARE A                  SPECIAL REQUIREMENTS                        INVESTOR'S PRIMARY CONTACT
Participant in an             Plans must have appointed a shareholder     Employer's benefits or human resources
employer-sponsored            servicing agent as Plan Trustee or Plan     department
benefit plan                  Administrator

Other tax-deferred            IRA, Keogh or other individual retirement   Shareholder servicing agent
investor                      plan maintained with a shareholder
                              servicing agent that offers the Funds

Other qualified buyer         Maintain an account with a shareholder      Shareholder servicing agent
through agent                 servicing agent that offers BGI Funds

Direct buyer                  Make prior arrangements with BGI and        The Funds' Transfer Agent, Investors Bank
                              invest at least $1 million (may be waived   & Trust (IBT)
                              in certain cases)


     Please Note

 .    The Funds have no investment minimums (except as indicated in the table above).

 .    Shareholder servicing agents may have investment minimums or account balance requirements that differ from those of the Funds.

 .    The Funds' Transfer Agent must receive a completed application before it can open a direct account.

 .    Federal regulations require you to furnish a valid taxpayer identification number when you open your account.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Buying Shares

          How to buy shares

IF YOU ARE A               INVEST THROUGH
Plan participant*          Payroll deductions or make a direct contribution by rolling over an amount from another
                           401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

Tax-deferred investor      A shareholder servicing agent as provided in your benefit plan documents*

Qualified buyer            An account set up with your shareholder servicing agent

Direct buyer               The Funds' Transfer Agent (IBT)

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

   Please Note

 . You must submit your purchase order by the close of regular trading on the New York Stock Exchange (4pm Eastern time) to purchase shares at that day's net asset value.

 . Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . If you are a direct buyer and your check bounces, the Funds reserve the right to cancel the purchase and hold you responsible for any losses or fees.

 .  The Funds reserve the right to suspend the availability of any Fund shares.
   They also have the right to reject any purchase order.

 .  The Funds do not issue share certificates.

 . Direct buyers can add to their Fund account by telephoned wire instructions or through the mail.

   - To invest by wire, just check that option on your account application when you open your account. If you already have an account, call the toll-free number to receive a bank-by-wire application.

   - To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

Selling Shares

          How to sell shares

IF YOU ARE A               RESTRICTIONS*
Plan participant           Contact your Plan Sponsor or shareholder servicing agent

Tax-deferred investor      Contact your Plan Sponsor or shareholder servicing agent

Qualified buyer            Contact your shareholder servicing agent

Direct buyer               See information below

*Under certain circumstances, the Funds reserve the right to send your sale proceeds in the form of securities from their Master Portfolio.

   Sales Instructions for Direct Buyers

   By Phone

 .  Call the toll-free number any business day between 8am and 4pm, Eastern time.

 . The Funds' Transfer Agent, IBT, will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid.

   By Mail

 . Indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order.

 .  Include your fund, account and taxpayer identification numbers.

 .  All account signatories must sign the order.

   Please Note

 . When a direct buyer purchases Fund shares and then quickly sells, the Funds may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

 . Direct buyers can ask IBT to wire proceeds directly to their designated bank account.*

*If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

Managing Your Barclays Global
Investors Funds Investment

  Important facts about Barclays Global Investors (BGI) Funds

  Contacting BGI Funds
  By Telephone
  Call 1 888 204 3956, toll-free, Monday through Friday 8am to 4pm (Eastern time).

  By Mail
  Send your correspondence to:
  BGI Funds
  c/o Investors Bank & Trust Co.
  PO Box 9130
  Mail Code MFD 23
  Boston, MA 02117-9130


  Exchanging Shares

  The Funds allow investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling the toll-free number listed above.

  The Funds may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.


  Transaction Terms

 . You may buy or sell Fund shares at any time without paying a sales charge.

 . You may buy or sell Fund shares on any business day that the New York Stock
  Exchange (NYSE) is open.

 . You must submit your sales order by the close of regular trading on the NYSE
  (4pm Eastern time) to receive that day's net asset value.

 . Your shareholder servicing agent is responsible for transmitting your sales order and may impose an earlier deadline.

 . The Funds generally remit the proceeds from a sale the next business day after receiving a properly executed order and no longer than seven business days after the sale.

The BGI Funds

LifePath Funds
The first mutual funds designed to
provide comprehensive asset allocation
strategies that adjust over time for
the individual investor

LifePath Income
LifePath 2010
LifePath 2020
LifePath 2030
LifePath 2040

Index and Allocation Funds
A pioneer in asset allocation and index investing since 1971

Index Funds
 Bond Index Fund
 S&P 500 Stock Fund

Allocation Fund
 Asset Allocation Fund

Money Market Fund
Institutional Money Market Fund
Providing income and preserving capital

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                             LIFEPATH INCOME FUND
                              LIFEPATH 2010 FUND
                              LIFEPATH 2020 FUND
                              LIFEPATH 2030 FUND
                              LIFEPATH 2040 FUND

                                CLASS R SHARES

                               ________ __, 2001

  Barclays Global Investors Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Class R shares of the Company's LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Funds (the "LifePath Funds" or the "Funds").

  Each LifePath Fund invests all of its assets in a separate portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Portfolio ("MIP," at times the "Trust") having the same investment objective as the Fund. Therefore, the investment experience of each Fund will correspond directly with the relevant Master Portfolio's investment experience. MIP is an open-end, series investment company. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolio of each LifePath Fund. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

  This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated ________ __, 2001. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Barclays Global Investors Funds, Inc., c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
Fund History................................................................................      1
Description of the Funds and Their Investments and Risks....................................      1
Portfolio Securities........................................................................      4
Risk Considerations.........................................................................     15
Management..................................................................................     17
Control Persons and Principal Holders of Securities.........................................     19
Investment Adviser and Other Service Providers..............................................     21
Performance Information.....................................................................     25
Determination of Net Asset Value............................................................     27
Purchase, Redemption and Pricing of Shares..................................................     28
Portfolio Transactions......................................................................     29
Dividends, Distributions and Taxes..........................................................     30
Capital Stock...............................................................................     35
Additional Information on the Funds.........................................................     37
Financial Statements........................................................................     37
Appendix....................................................................................    A-1

                                 FUND HISTORY

  The Company, an open-end management investment company, was incorporated in Maryland on October 15, 1992 and currently offers ten series including the LifePath Funds. MIP, organized as a Delaware business trust on October 21, 1993, consists of ______ series, including the LifePath Master Portfolios. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related Fund. BGFA has granted the Company a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Company, at BGFA's request, will cease using the "LifePath" name.

            LifePath Fund                   Corresponding Master Portfolio
            -------------                   ------------------------------
            LifePath Income Fund            LifePath Income Master Portfolio
            LifePath 2010 Fund              LifePath 2010 Master Portfolio
            LifePath 2020 Fund              LifePath 2020 Master Portfolio
            LifePath 2030 Fund              LifePath 2030 Master Portfolio
            LifePath 2040 Fund              LifePath 2040 Master Portfolio

  On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc." On April 28, 1999, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "MasterWorks Funds Inc." to "Barclays Global Investors Funds, Inc."

  On or about December 1, 1995, the LifePath Funds were added to the registration statement of the Company with the filing of post-effective amendment No. 11 on Form N-1A. The MasterWorks Funds Inc. LifePath Funds were established to supersede the LifePath Institutional Class Shares of Stagecoach Trust (another investment company that is now known as Wells Fargo Funds Trust). See "Performance Information" in this SAI. Class R shares were added to the Funds on ________ __, 2001.

           DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

  The LifePath Master Portfolios consist of five asset allocation funds, each of which is a diversified fund offered by MIP. Organizations and other entities such as the Funds that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds."

  The Master Portfolios seek to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Master Portfolios invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Master Portfolio, except the LifePath Income Master Portfolio, is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the LifePath 2010 Fund plan to retire, or begin to withdraw substantial portions of their investment, in the year 2010). The LifePath Income Master Portfolio is managed for investors who are retired, or are planning to retire in the near future.

  As with all mutual funds, there can be no assurance that the investment objective of each Master Portfolio will be achieved. Each Master Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Portfolio's outstanding interests.

  The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes. The LifePath Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the LifePath Funds, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

  The Model has broad latitude to allocate the Funds' investments among a wide range of asset classes, including, among others, equity securities, debt securities and money market instruments. The LifePath Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Fund attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Fund approaches this minimum asset level, the Model will add investment categories from among those identified below, thereby approaching the desired investment mix over time. The portfolio of investments of each LifePath Fund is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Fund's investment performance. BGFA manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of LifePath Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

  Investment Restrictions.  Each Fund and Master Portfolio has adopted
  -----------------------
investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of such Fund or outstanding interests of such Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.

  Fundamental Investment Restrictions. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

Each LifePath Fund may not:

  (1) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

  (2) hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets;

  (3) invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

  (4) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate;

  (5) borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio as described in the prospectus;

  (6) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission ("SEC") and the Board of Trustees of MIP or the Board of Directors of the Company, as the case may be;

  (7) act as an underwriter of securities of other issuers, except to the extent the Fund or Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

  (8) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in investment restriction nos. 3 and 5 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the SEC;

  (10) purchase securities on margin, but each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

  Non-Fundamental Investment Restrictions. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

  (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

  (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

  (3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  Notwithstanding any other investment policy or limitation (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                             PORTFOLIO SECURITIES

  To the extent set forth in this SAI, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

  Bank Obligations. Each LifePath Fund may invest in bank obligations, including
  ----------------
certificates of deposit, time deposits and other short-term obligations of domestic banks, obligations of foreign branches of domestic banks and obligations of domestic and foreign branches of foreign banks. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

  Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (i) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (ii) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

  In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

  Each Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Fund will own more than one such CD per such issuer.

  U.S. Government Obligations.  The LifePath Funds may invest in various types
  ----------------------------
of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Securities of Non-U.S. Issuers.  The LifePath Funds may invest in certain
  -------------------------------
securities of non-U.S. issuers as discussed below.

Obligations of Foreign Governments, Supranational Entities and Banks. Each LifePath Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Equity Securities and Depositary Receipts -- Each LifePath Fund's assets may be invested in equity securities of foreign issuers and American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global
Depositary Receipts ("GDRs") of such issuers. ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Fund may invest in ADRs, EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Futures Contracts and Options Transactions. LifePath Funds may use futures
  ------------------------------------------
contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Fund invests. In managing their cash flows, these Funds also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. At the time it enters into a futures transaction, a Fund is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position that is continually "marked to market."

  A LifePath Fund may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Fund; (ii) the purchase of a futures contract when such Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a LifePath Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, a Fund experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Fund to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Fund (e.g., from purchases and redemptions of Fund shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Funds expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a LifePath Fund in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Fund's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Fund could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the LifePath Fund pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Funds will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

Stock Index Futures and Options on Stock Index Futures. Each LifePath Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each LifePath Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities that are the subject of the transaction.

Interest-Rate and Index Swaps. Each LifePath Fund may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

  Foreign Currency Transactions. Currency exchange rates may fluctuate
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significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Funds intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a LifePath Fund enters into a foreign currency transaction or forward contract, such Fund deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the LifePath Fund in an amount at least equal to the value of the LifePath Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Fund's commitment with respect to the contract.

  At or before the maturity of a forward contract, a LifePath Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund obtains, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the LifePath Fund retains the portfolio security and engages in an offsetting transaction, such Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the LifePath Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The cost to a LifePath Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the LifePath Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

  The purchase of options on currency futures allows a LifePath Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

  Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

  Each LifePath Fund may combine forward currency exchange contracts with investments in securities denominated in other currencies.

  Each LifePath Fund also may maintain short positions in forward currency exchange transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.

  Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

  Future Developments. Each LifePath Fund may take advantage of opportunities in
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the areas of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Fund's investment objective and legally permissible for each Fund. Before entering into such transactions or making any such investment, a LifePath Fund would provide appropriate disclosure in its prospectus or this SAI.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
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Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the investment adviser.

  Investment Company Securities. Each LifePath Fund may invest in securities
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issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Fund may also purchase shares of exchange listed closed-end funds.

  Convertible Securities.  Each LifePath Fund may purchase fixed-income
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convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Illiquid Securities.  Each LifePath Fund may invest up to 15% of the value of
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its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Mortgage-Backed Securities.  Each LifePath Fund may invest in mortgage-backed
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securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates). GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") that are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government. FNMA is a government-sponsored enterprise that is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

  Warrants.  Each LifePath Fund may invest generally up to 5% of its net assets
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at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

  Fixed-Income Obligations.  Investors should be aware that even though
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interest-bearing obligations are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter-term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain obligations that may be purchased by the LifePath Fund, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities that are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Obligations rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Obligations rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these obligations and, therefore, impair timely payment. Obligations rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Fund is downgraded to a rating below investment grade, such Fund may continue to hold the obligation until such time as BGFA determines it to be advantageous for the LifePath Fund to sell the obligation. If such a policy would cause a LifePath Fund to have 5% or more of its net assets invested in obligations that have been downgraded below investment grade, the Fund promptly would seek to dispose of such obligations in an orderly manner.

  Short-Term Instruments and Temporary Investments.  Each LifePath Fund may
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invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks that may be purchased by the Fund.

Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements.  Each Fund may engage in a repurchase agreement with
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respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. A Fund may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

  Floating- and Variable-Rate Obligations. Each LifePath Fund may purchase
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floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the investment adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The investment adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund invests more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  Ratings.  The ratings of Moody's, S&P, Fitch and Duff represent their opinions
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as to the quality of the obligations that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

  Borrowing Money.  As a fundamental policy, each Fund is permitted to borrow to
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the extent permitted under the 1940 Act. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. As long as such borrowings exceed 5% of a Fund's total assets, the Fund will not make any new investments.

  Lending Portfolio Securities. To a limited extent, each LifePath Fund may lend
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its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Fund considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower, or to a third party unaffiliated with MIP that is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

  The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

                              RISK CONSIDERATIONS

  General.  Since the investment characteristics and, therefore, investment
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risks directly associated with each LifePath Fund correspond to those of the Master Portfolio in which each Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio. The net asset value per share of each LifePath Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

  Equity Securities.  The stock investments of the LifePath Funds are subject to
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equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

  Debt Securities.  The debt instruments in which the LifePath Funds invest are
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subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

  Foreign Securities.  The LifePath Funds may invest in debt obligations and
  ------------------
equity securities of foreign issuers and may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the securities of issuers in any foreign country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  Other Investment Considerations.  Because the Funds may shift investment
  -------------------------------
allocations significantly from time to time, their performance may differ from funds that invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of a Fund's assets are invested in long-term bonds, the Fund's exposure to interest rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

  Each LifePath Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates.

  Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Fund or the price paid or received by such Fund.

                                  MANAGEMENT

  The business and affairs of the Company are managed under the direction of its Board of Directors in conformity with Maryland law. The Board of Directors of the Company supervises the Funds' activities and monitors the Funds' contractual arrangements with various service providers. The Company's Directors are also MIP's Trustees. The Company's Board, including a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Company, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards.

  Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                          Principal Occupations
Name, Address and Age           Position(s)               During Past 5 Years
---------------------           -----------               ---------------------
Jack S. Euphrat, 78             Director                  Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 49             Director, Chairman        Executive Vice President of Stephens Inc.; President
                                and President             of Stephens Insurance Services Inc.; Senior Vice
                                                          President of Stephens Sports Management Inc.; and
                                                          President of Investors Brokerage Insurance Inc.

W. Rodney Hughes, 74            Director                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Leo Soong,/1/ 54                Director                  Managing Director of Crystal Geyser Roxane Water Co.;
Crystal Geyser Water Co.                                  Co-Founder and President of Crystal Geyser Water Co.
55 Francisco Street, Suite 410
San Francisco, CA  94133

Richard H. Blank, Jr.,  44      Chief Operating           Vice President of Stephens Inc.; Director of Stephens
                                Officer, Secretary        Sports Management Inc.; and Director of Capo Inc.
                                and Treasurer

______________________
/1/   Elected to the Board of Directors of the Company on February 9, 2000.

                              Compensation Table
                  For the Fiscal Year Ended February 29, 2000

                                                              Total Compensation
                                 Aggregate Compensation        from Registrant
Name and Position                   from Registrant            and Fund Complex
-----------------                   ---------------            ----------------
Jack S. Euphrat                         $9,125                      $18,250
 Director

*R. Greg Feltus                         $    0                      $     0
 Director

Thomas S. Goho/1/                       $1,500                      $ 3,000
 Director

W. Rodney Hughes                        $9,125                      $18,250
 Director

*J. Tucker Morse/1/                     $1,500                      $ 3,000
 Director

Leo Soong                               $1,429                      $ 2,857
Director

______________________
/1/ Retired from the Board of Directors of the Company on April 28, 1999.


  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company and MIP are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act. The Directors are compensated by the Company and MIP for their services as Directors/Trustees. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or MIP. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  Master/Feeder Structure. Each LifePath Fund seeks to achieve its investment
  -----------------------
objective by investing all of its assets into the corresponding LifePath Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

  A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of a Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of May 31, 2000, the shareholders identified below were known by the Company to own 5% or more of the LifePath Fund's outstanding Class I shares in the indicated capacity. As of said date, there were no shareholders of the Class R shares of the LifePath Funds.

                                    Name and Address                      Percentage        Nature of
Name of Fund                         of Shareholder                        of Fund          Ownership
------------                         --------------                        -------          ---------
LifePath Income Fund         Merrill Lynch Pierce Fenner and Smith            74%             Record
    Class I                  Qualified Retirement Plan
                             265 Davidson Ave., 4th Floor
                             Somerset, NJ 08873

                             Siemens Corp. Savings Plan                       17%             Record
                             Bankers Trust Company TR
                             P.O. Box 1992 MS D5
                             Boston, MA 02105

LifePath 2010 Fund           Merrill Lynch Pierce Fenner and Smith            59%             Record
    Class I                  Qualified Retirement Plan
                             265 Davidson Ave., 4th Floor
                             Somerset, NJ 08873

                                    Name and Address                      Percentage        Nature of
Name of Fund                         of Shareholder                        of Fund          Ownership
------------                         --------------                        -------          ---------
                             Siemens Corp. Savings Plan                       17%             Record
                             Bankers Trust Company TR
                             P.O. Box 1992 MS D5
                             Boston, MA 02105

                             Charles Schwab & Co. Inc.                         7%             Record
                             Special Custody Account for the Exclusive
                             Benefit of our Customers
                             Attn:  Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104

                             Bankers Trust Co. of CA NA TEEE                   6%             Record
                             FBO Pacificorp K Plus Employee
                             Savings and Stock Ownership Plan
                             300 S. Grand Ave., 40th Floor
                             Los Angeles, CA 90071

LifePath 2020 Fund           Merrill Lynch Pierce Fenner and Smith            39%             Record
    Class I                  Qualified Retirement Plan
                             265 Davidson Ave., 4th Floor
                             Somerset, NJ 08873

                             Chase Manhattan Bank                             22%             Record
                             Directed Trust for MetLife Defined
                             Contribution Group
                             4 New York Plaza, 2/nd/ Floor
                             New York, NY 10004

                             Charles Schwab & Co. Inc.                        13%             Record
                             Special Custody Account for the Exclusive
                             Benefit of our Customers
                             Attn:  Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104

                             Siemens Corp. Savings Plan                       12%             Record
                             Bankers Trust Company TR
                             P.O. Box 1992 MS D5
                             Boston, MA 02105

LifePath 2030 Fund           Merrill Lynch Pierce Fenner and Smith            54%             Record
    Class I                  Qualified Retirement Plan
                             265 Davidson Ave., 4th Floor
                             Somerset, NJ 08873

                             Siemens Corp. Savings Plan                       23%             Record
                             Bankers Trust Company TR
                             P.O. Box 1992 MS D5
                             Boston, MA 02105

                                       Name and Address                          Percentage      Nature of
Name of Fund                            of Shareholder                            of Fund        Ownership
------------                  ----------------------------------               -------------   -------------
                              Bankers Trust Co. of CA NA TEEE                        7%            Record
                              FBO Pacificorp K Plus Employee
                              Savings and Stock Ownership Plan
                              300 S. Grand Ave., 40th Floor
                              Los Angeles, CA 90071

LifePath 2040 Fund            Merrill Lynch Pierce Fenner and Smith                 49%            Record
    Class I                   Qualified Retirement Plan
                              265 Davidson Ave., 4th Floor
                              Somerset, NJ 08873

                              Siemens Corp. Savings Plan                            28%            Record
                              Bankers Trust Company TR
                              P.O. Box 1992 MS D5
                              Boston, MA 02105

                              Bankers Trust Co. of CA NA TEEE                       10%            Record
                              FBO Pacificorp K Plus Employee
                              Savings & Stock Ownership Plan
                              300 S. Grand Avenue, 40th Floor
                              Los Angeles, CA 90071

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

                INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

  Investment Adviser. BGFA provides investment advisory services to each Master
  ------------------
Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

  BGFA is entitled to receive monthly fees at the annual rate of 0.35% of each Master Portfolio's average daily net assets as compensation for its advisory services to such Master Portfolio.

  As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of

MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's interests, or, on not less than 60 days written notice, by BGFA. The applicable BGFA Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  For the fiscal years ended February 28, 1998, February 28, 1999 and February 29, 2000, the advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Fund is shown below, without waivers.

                                              FYE 2/28/98         FYE 2/28/99         FYE 2/29/00
     Master Portfolio                          Fees Paid           Fees Paid           Fees Paid
----------------------------------------      ----------           ---------           ---------
LifePath Income Master Portfolio              $  656,142          $  630,133          $  592,139
LifePath 2010 Master Portfolio                $1,018,984          $1,236,989          $1,282,599
LifePath 2020 Master Portfolio                $1,572,634          $1,882,147          $2,101,737
LifePath 2030 Master Portfolio                $1,048,151          $1,405,948          $1,501,573
LifePath 2040 Master Portfolio                $1,767,632          $2,472,170          $2,790,585

  Co-Administrators. The Company has engaged Stephens Inc. ("Stephens") and
  -----------------
Barclays Global Investors, N.A. ("BGI") to provide certain administration services to the Funds. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administrative services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodians, independent auditors and legal counsel;
(ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Company; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Funds together with all other administrative services reasonably necessary for the operation of the Funds, other than those services provided by the Company's transfer and dividend disbursing agent. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the LifePath Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees, and expenses of printing and preparing prospectuses, SAIs and other Fund materials. For providing such services, Stephens and BGI are entitled to an annual fee of 0.50% of each Fund's average daily net assets. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services.

  For the fiscal years ended February 28, 1998, February 28, 1999 and February 29, 2000, the Funds paid co-administration fees jointly to Stephens and BGI as follows:

Fund                      FYE 2/28/98       FYE 2/28/99        FYE 2/29/00
----                      -----------       -----------        -----------
LifePath Income Fund       $183,550          $201,472           $156,853
LifePath 2010 Fund         $388,764          $489,497           $429,967

LifePath 2020 Fund         $502,717          $620,533           $624,390
LifePath 2030 Fund         $293,010          $420,202           $385,776
LifePath 2040 Fund         $372,862          $580,007           $541,602

  Shareholder Servicing Agents. The Funds have adopted a Shareholder Servicing
  ----------------------------
Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.20% of the average daily value of each LifePath Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

  Distributor.  Stephens is the distributor for the Funds' shares.  Stephens is
  ------------
a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Company's sponsor and the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of Fund shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Funds. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

  Distribution Plan. The Company has adopted on behalf of the Class R shares of
  ------------------
the Funds, a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R shares (a "Plan"). Each Fund may participate in joint distribution activities with other BGIF Funds. The cost of these activities is generally allocated among the Funds with higher asset levels pay a higher proportion of these costs.

  The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

  Under the Plan and pursuant to the related Distribution Agreement with Stephens, the Funds may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.75% of the average daily net assets of the Class R shares of the Funds offering such shares.

  The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

  The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Company or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds involved, and no material amendments to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

  The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

  BGI, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, BGI has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including BGI, that have previously developed distribution channels and relationships with the customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

  MIP Distribution Plan. MIP's Board of Trustees has adopted, on behalf of each
  ---------------------
Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act ) on October 10, 1995. The

Plan was intended as a precaution designed to address the possibility that certain ongoing payments by BGFA to Wells Fargo in connection with the sale of WFNIA may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolio's do not currently pay any amounts pursuant to the Plan.

  Custodian. IBT, concurrent with its appointment as sub-administrator for the
  ---------
Funds on October 21, 1996, also has been retained as custodian of each Fund's investments, and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. IBT shall not be entitled to compensation for providing custody services to the Funds pursuant to the Custody Agreement so long as it receives fees from BGI for providing sub-administration services to the Funds.

  Transfer and Dividend Disbursing Agent.  IBT has been retained as the transfer
  --------------------------------------
and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Funds and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. Stephens and BGI as co-administrators have agreed to pay these fees and expenses out of the fees each receives for co-administration services. The annual maintenance fee is paid as follows:

                                                           Annual Fee
                                                           ----------
                    Up to 200 accounts*              $6,000 per feeder/class
                    From 201 to 250 accounts         $8,500 per feeder/class
                    Over 250 accounts                $10,000 per feeder/class
_______________
* Defined as each account that is set up for an individual or plan sponsor on a Fund by Fund basis.

  In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Company specifically orders or requires IBT to order.

  Prior to March 2, 1998, Wells Fargo Bank served as transfer and dividend disbursing agent to the Funds, and was entitled to receive a monthly fee at an annual rate of 0.10% of the average daily net assets of each Fund for such services.

  Independent Auditors.  KPMG LLP, Three Embarcadero Center, San Francisco,
  ---------------------
California 94111, serves as independent auditors for the Company.

  Legal Counsel.  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W.,
  --------------
Washington, D.C. 20006, serves as counsel to the Company.

  Expenses.  Except for extraordinary expenses, brokerage and other expenses
  ---------
connected with the execution of portfolio transactions and certain other expenses that are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations.

  Brokerage Commissions. For the fiscal years ended February 28, 1998, February
  ---------------------
28, 1999 and February 29, 2000, the corresponding Master Portfolio of each Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                                                              Commissions Paid
                                                              ----------------

             Master Portfolio                 FYE 2/28/98         FYE 2/28/99         FYE 2/29/00
     -------------------------------          -----------         -----------         -----------
     LifePath Income Master Portfolio         $ 9,361               $ 8,427             $  6,565
     LifePath 2010 Master Portfolio           $15,306               $25,441             $ 29,150
     LifePath 2020 Master Portfolio           $29,153               $47,302             $ 71,716
     LifePath 2030 Master Portfolio           $28,908               $35,369             $ 50,148
     LifePath 2040 Master Portfolio           $94,717               $90,551             $115,074

  Securities of Regular Broker/Dealers. As of February 29, 2000, the
  ------------------------------------
corresponding Master Portfolio of each Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

Master Portfolio                                        Broker/Dealer                                      Amount
----------------                                      -----------------                                    ------
 LifePath Income Master Portfolio                     J.P. Morgan Co., Inc.                              $   12,876
                                                      Donaldson Lufkin & Jenrette, Inc.                  $    8,687
                                                      Lehman Brothers Holdings, Inc.                     $   13,050
                                                      Merrill Lynch & Co., Inc.                          $   23,575
                                                      Morgan Stanley Dean Witter Discover & Co.          $   62,548
                                                      The Goldman Sachs Group                            $   18,500

 LifePath 2010 Master Portfolio                       J.P. Morgan Co., Inc.                              $  145,299
                                                      Donaldson Lufkin & Jenrette, Inc.                  $    6,602
                                                      Lehman Brothers Holdings, Inc.                     $   54,375
                                                      Merrill Lynch & Co., Inc.                          $  239,235
                                                      Morgan Stanley Dean Witter Discover & Co.          $  543,918
                                                      The Goldman Sachs Group                            $  222,000

 LifePath 2020 Master Portfolio                       J.P. Morgan Co., Inc.                              $  323,232
                                                      Donaldson Lufkin & Jenrette, Inc.                  $   19,077
                                                      Lehman Brothers Holdings, Inc.                     $  146,088
                                                      Merrill Lynch & Co., Inc.                          $  642,470
                                                      Morgan Stanley Dean Witter Discover & Co.          $1,339,862
                                                      The Goldman Sachs Group                            $  518,000

 LifePath 2030 Master Portfolio                       Donaldson Lufkin & Jenrette, Inc.                  $   18,461
                                                      Lehman Brothers Holdings, Inc.                     $  119,987
                                                      Merrill Lynch & Co., Inc.                          $  539,048
                                                      Morgan Stanley Dean Witter Discover & Co.          $1,140,806

 LifePath 2040 Master Portfolio                       J.P. Morgan Co., Inc.                              $  607,392
                                                      Donaldson Lufkin & Jenrette, Inc.                  $   58,648
                                                      Lehman Brothers Holdings, Inc.                     $  264,987
                                                      Merrill Lynch & Co., Inc.                          $1,203,555
                                                      Morgan Stanley Dean Witter Discover & Co.          $2,510,674
                                                      The Goldman Sachs Group                            $1,156,250

                            PERFORMANCE INFORMATION

  LifePath Funds. Average annual total return is calculated by determining the
  --------------
ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

  Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

  The LifePath Funds' Class I shares are successors to the assets of the Institutional Class shares of the Stagecoach Trust LifePath Funds (the "Predecessor Funds"), which commenced operations on March 1, 1994. The Class R shares of the Funds commenced operations on ________, 2001. The performance information shown below for periods prior to March 26, 1996, the Company's LifePath Funds' commencement of operations, reflects the performance of the Predecessor Funds. For periods after March 26, 1996, the performance information shown below reflects the performance of the Funds' Class I shares, adjusted to reflect the expenses of the Funds' Class R shares in effect as of ________, 2001.

  For the fiscal year ended February 29, 2000, the five-year fiscal period from March 1, 1995 to February 29, 2000 and the fiscal period from March 1, 1994 (commencement of operations) to February 29, 2000, the average annual total returns on the LifePath Funds, Class R shares were as follows:

          Fund                   3/1/94-2/29/00   3/1/95-2/29/00   FYE 2/29/00
          ----                   --------------   --------------   -----------
          LifePath Income Fund        _____%           _____%         _____%
          LifePath 2010 Fund          _____%           _____%         _____%
          LifePath 2020 Fund          _____%           _____%         _____%
          LifePath 2030 Fund          _____%           _____%         _____%
          LifePath 2040 Fund          _____%           _____%         _____%

  For the fiscal period from March 1, 1994 (commencement of operations) to February 29, 2000, the cumulative total returns on the LifePath Funds, Class R shares were as follows:

                 Fund                                 3/1/94-2/29/00
                 ----                                 --------------
                 LifePath Income Fund                     _____%
                 LifePath 2010 Fund                       _____%
                 LifePath 2020 Fund                       _____%
                 LifePath 2030 Fund                       _____%
                 LifePath 2040 Fund                       _____%

  The Master Portfolios have in effect a defensive Rule 12b-1 plan, which does not result in any additional expenses either for the Funds or for the Master Portfolios in which they invest. Under the Plan, up to 0.25% of Management Fees may be designated as Rule 12b-1 fees to cover continuing payments to the investment adviser for the activities relating to the sale of Master Portfolio interests.

  From time to time, the Company may use, in advertisements and other types of literature, information and statements: (1) describing the investment adviser, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies; (2) describing the Funds as one of the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons; (3) describing the performance for the LifePath Funds; (4) describing the level of assets under management by the investment adviser; and (5) describing the investment adviser and its affiliates as managing over $782 billion in assets as of December 31, 1999 for Fortune 500 companies, governments and other institutions around the world.

  From time to time and only to the extent the comparison is appropriate for a Fund, the Company may quote the performance of a Fund in advertising and other types of literature and may compare the performance of a Fund to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  For purposes of advertising, performance of the LifePath Funds may be calculated on the basis of average annual total return and/or cumulative total return of shares. Average annual total return of shares is calculated pursuant to a standardized formula that assumes that an investment in shares of a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of shares is expressed as a percentage rate that, if applied on a compounded annual basis, would result in the redeemable value of the investment in shares at the end of the period. Advertisements of the performance of shares of a LifePath Fund include the Fund's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate that is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period that assumes the application of the percentage rate of total return.

  Performance figures are based on historical results and does not indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Additional information about the performance of each Fund will be contained in the Annual Report for the LifePath Funds. The Annual Report may be obtained by calling the Company at 1-888-204-3956.

                       DETERMINATION OF NET ASSET VALUE

  LifePath Master Portfolios. The securities of the LifePath Master Portfolios,
  --------------------------
including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities that are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. In making a good-faith valuation of restricted securities, the following are generally considered: restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if the investment adviser believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

  Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by the investment adviser. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the LifePath Master Portfolios. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets that are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

  Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the value of the net assets of each LifePath Master Portfolio.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  A copy of the Shareholder Guide is available at no charge for additional information regarding the purchase, redemption and exchange of shares.

  Terms of Purchase. The Funds are generally open Monday through Friday and are
  -----------------
closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

  In-Kind Purchases.  Payment for shares of a LifePath Fund may, at the
  ------------------
discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of a Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

  Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as investment adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

  Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  General.  The following information supplements and should be read in
  -------
conjunction with the Prospectus. The Prospectus of the Funds generally describes the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

  The Company intends to continue to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes and, thus, the provisions of the Code applicable to regulated investment companies generally will be applied individually to each Fund, rather than to the Company as a whole. Accordingly, income, gains and expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net income and gains distributed to its shareholders.

  Qualification as a regulated investment company under the Code requires, among other things, that (i) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  Each Fund must also distribute or be deemed to distribute to its shareholders at least 90% of the aggregate of its ordinary income, net short-term capital gain and certain other items earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the twelve months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. Each Fund intends to pay out substantially all of its net income and gains (if any) for each year.

  Master Portfolios.  Each Fund seeks to qualify as a regulated investment
  -----------------
company by investing substantially all of its assets in its corresponding Master Portfolio. Under the Code, each Master Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation. As a partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the corresponding Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as Fund) of interest, dividends and gains without a corresponding distribution.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund (other
  ----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains (if any) by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Taxation of Master Portfolio Investments.  Except as otherwise provided
  ----------------------------------------
herein, gains and losses realized by the Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

  Gains recognized on the disposition of a debt obligation purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

  If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased.

  Under Section 1256 of the Code, a Master Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed non-equity options. In this regard,
Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

  Under Section 988 of the Code, a Master Portfolio generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolios will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

  Offsetting positions held by a Master Portfolio involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Master Portfolio were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Master Portfolios may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Master Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Master Portfolio, losses realized by the Master Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

  Under Section 1260 of the Code, the amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. The Master Portfolios do not anticipate engaging in any derivative transactions that would be subject to these rules.

  If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the corresponding Fund may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the corresponding Fund will not be subject to federal income tax or the interest charge with respect to its indirect interest in the PFIC, if the Master Portfolio makes the available election.

  Foreign Taxes.  Income and dividends received by a Fund (through a
  -------------
corresponding Master Portfolio) from foreign securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

  Capital Gain Distributions.  Distributions that are designated by a Fund as
  --------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
  --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss to the shareholder, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Obviously, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Corporate Shareholders.  Corporate shareholders of the Funds may be eligible
  ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

  Foreign Shareholders.  Under the Code, distributions attributable to ordinary
  --------------------
income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust that a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal withholding tax (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Gain on the disposition of Fund shares and capital gain distributions generally are not subject to tax withholding applicable to foreign shareholders.

  New Regulations.  On October 6, 1997, the Treasury Department issued new
  ---------------
regulations (the "New Regulations") that make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations generally will be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of their distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the impact to them of the New Regulations.

  Other Matters.  Investors should be aware that the investments to be made by a
  -------------
Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding federal, state, local and foreign taxes applicable to him or her.


                                 CAPITAL STOCK

  The authorized capital stock of the Company consists of 21,300,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of ____ series of shares, six of which have two classes of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

  Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share has identical voting rights with respect to the Fund that issues it. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

  All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by a series or class is required by law or where the matter involved only affects one series or class. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by each Fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In addition, whenever a Fund is requested to vote on matters pertaining to a Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions are voted in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in that Fund.

  The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. Occasional annual or special meetings may be required for purposes such as approving advisory contracts and changing a Fund's investment objective or fundamental investment policies.

  Each class or share of a Fund represents an equal proportional interest in the Fund with each other share or class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. Shareholders of each class bear their pro rata portion of a Fund's operating expenses, except for certain class- specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. With respect to matters affecting one class, but not another, shareholders of each Fund vote as a class. For example, approval of a distribution plan is voted on only by members of the class affected by the plan. Subject to the foregoing, all shares of a Fund have equal voting rights.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  MIP is an open-end, series management investment companies organized as Delaware business trust on October 21, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

  In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.


                      ADDITIONAL INFORMATION ON THE FUNDS

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual reports without charge by calling 1-888-204-3956.

  The Registration Statement, including the Prospectus for the LifePath Funds, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and in the Company's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.


                             FINANCIAL STATEMENTS

  The audited financial statements, including the portfolio of investments, financial highlights and independent auditors' reports for the fiscal year ended February 29, 2000 for each LifePath Fund and corresponding LifePath Master Portfolio are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on May 1, 2000. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                   APPENDIX

  Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

                               S&P Bond Ratings

                                     "AAA"

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     "AA"

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      "A"

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     "BBB"

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

  Commercial Paper Rating.  The designation "A-1" by S&P indicates that the
  -----------------------
degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

                             Moody's Bond Ratings

                                     "Aaa"

  Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     "Aa"

  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                      "A"

  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                     "Baa"

  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

  Commercial Paper Rating.  The rating Prime-1 ("P-1") is the highest commercial
  -----------------------
paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and this ordinarily is evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily is evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, are more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                              Fitch Bond Ratings

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     "AAA"

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     "AA"

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                      "A"

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     "BBB"

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

  Short-Term Ratings.  Fitch's short-term ratings apply to debt obligations that
  ------------------
are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    "F-1+"

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     "F-1"

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                                     "F-2"

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                               Duff Bond Ratings

                                     "AAA"

  Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     "AA"

  Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      "A"

  Bonds rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     "BBB"

  Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

  Commercial Paper Rating.  The rating "D-1" is the highest commercial paper
  -----------------------
rating assigned by Duff. Paper rated "D-1" is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated "D-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                        IBCA Bond and Long-Term Ratings

  Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

  Commercial Paper and Short-Term Ratings.  The designation "A1" by IBCA
  ---------------------------------------
indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

  International and U.S. Bank Ratings.  An IBCA bank rating represents IBCA's
  -----------------------------------
current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long-and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or interestholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                          FILE NO. 33-54126; 811-7332

                                    PART C

                               OTHER INFORMATION

Item 23.  Exhibits.
          --------

--------------------------------------------------------------------------------
    Exhibit                            Description
--------------------------------------------------------------------------------
     (a) Restated Articles of Incorporation dated October 31, 1995, incorporated by reference to Post-Effective Amendment No. 11, filed December 1, 1995.
--------------------------------------------------------------------------------
     (b) By-Laws, incorporated by reference to Post-Effective Amendment No. 8, filed June 27, 1995.
--------------------------------------------------------------------------------
     (c)       Not applicable.
--------------------------------------------------------------------------------
     (d)       Not applicable
--------------------------------------------------------------------------------
     (e) Amended and Restated Distribution Agreement between Stephens Inc. ("Stephens") and BGIF on behalf of the Funds, dated February 16, 1996, incorporated by reference to Post-Effective Amendment
               No. 13, filed June 28, 1996.
--------------------------------------------------------------------------------
     (f)       Not applicable.
--------------------------------------------------------------------------------
     (g) Custody Agreement with Investors Bank & Trust Company on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.
--------------------------------------------------------------------------------
     (h)(1) Transfer Agency and Service Agreement with Investors Bank & Trust Company on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.
--------------------------------------------------------------------------------
     (h)(2) Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, dated February 1, 1994, as amended October 29, 1998, incorporated by reference to Post-Effective Amendment No. 18, filed November 20, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Exhibit                            Description
--------------------------------------------------------------------------------

     (h)(3) Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, dated March 15, 1996, as amended October 28, 1998, [to be filed].
--------------------------------------------------------------------------------
     (h)(4) Co-Administration Agreement among Stephens Inc., Barclays Global Investors, N.A. ("BGI") and BGIF on behalf of the Funds, dated October 21, 1996, as amended February 14, 2000, [to be filed.]
--------------------------------------------------------------------------------
     (h)(5) Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.
--------------------------------------------------------------------------------
     (h)(6) Service Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment
               No. 16, filed July 2, 1998.
--------------------------------------------------------------------------------
     (h)(7) Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.
--------------------------------------------------------------------------------
     (i)       Opinion and Consent of Counsel, filed herewith.
--------------------------------------------------------------------------------
     (j)(1) Powers of Attorney for Jack S. Euphrat, R. Greg Feltus and W. Rodney Hughes, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.
--------------------------------------------------------------------------------
     (j)(2) Power of Attorney for Leo Soong, incorporated by reference to Post-Effective Amendment No. 23, filed June 30, 2000.
--------------------------------------------------------------------------------
     (k)       Not applicable
--------------------------------------------------------------------------------
     (l)       Not applicable
--------------------------------------------------------------------------------
     (m) Distribution Plan dated October 28, 1998, on behalf of the Institutional Money Market, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, [to be filed].
--------------------------------------------------------------------------------
     (n)       Rule 18f-3 Multi-Class Plan, [to be filed.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Exhibit                               Description
--------------------------------------------------------------------------------
     (p) Code of Ethics of Barclays Global Investors Funds, Inc. and Master Investment Portfolio, [to be filed.]
--------------------------------------------------------------------------------

Item 24.  Persons Controlled by or Under Common Control with the Fund
          -----------------------------------------------------------

     No person is controlled by or under common control with the Motley Fool 50 Index Fund.

     As of March 31, 2001, each Fund listed below owned the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of Master Investment Portfolio. As such, each of these Funds could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act, with the exception of the Institutional Money Market Fund.

------------------------------------------------------------------------------------------------------
                                                                                     Percentage
                                        Corresponding                                of beneficial
  Fund                                  Master Portfolio                             interests held
------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   Asset Allocation Master Portfolio (MIP)         [___%]
------------------------------------------------------------------------------------------------------
Bond Index Fund                         Bond Index Master Portfolio (MIP)               [___%]
------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         Money Market Master Portfolio (MIP)             [___%]
------------------------------------------------------------------------------------------------------
LifePath Income Fund                    LifePath Income Master Portfolio (MIP)          [___%]
------------------------------------------------------------------------------------------------------
LifePath 2010 Fund                      LifePath 2010 Master Portfolio (MIP)            [___%]
------------------------------------------------------------------------------------------------------
LifePath 2020 Fund                      LifePath 2020 Master Portfolio (MIP)            [___%]
------------------------------------------------------------------------------------------------------
LifePath 2030 Fund                      LifePath 2030 Master Portfolio (MIP)            [___%]
------------------------------------------------------------------------------------------------------
LifePath 2040 Fund                      LifePath 2040 Master Portfolio (MIP)            [___%]
------------------------------------------------------------------------------------------------------
Money Market Fund                       Money Market Master Portfolio (MIP)             [___%]
------------------------------------------------------------------------------------------------------
S&P 500 Stock Fund                      S&P 500 Index Master Portfolio (MIP)            [___%]
------------------------------------------------------------------------------------------------------

Item 25.  Indemnification.
          ---------------

     The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:


               (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

               (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

     The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of BGI. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

     Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

-------------------------------------------------------------------------------
Name and Position        Principal Business(es) During at
at BGFA                  Least the Last Two Fiscal Years
-------------------------------------------------------------------------------
Garrett Bouton           Chairman and Chief Executive Officer of BGFA
Director                 45 Fremont Street, San Francisco, CA 94105
-------------------------------------------------------------------------------
Patricia Dunn            Managing Director of BGFA and Co-Chairman and Director
Director                 of BGI
                         45 Fremont Street, San Francisco, CA 94105
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name and Position        Principal Business(es) During at
at BGFA                  Least the Last Two Fiscal Years
-------------------------------------------------------------------------------
Andrea Zulberti          Chief Administrative Officer of BGFA
Director                 45 Fremont Street, San Francisco, CA 94105
-------------------------------------------------------------------------------
Allison Davis            Chief Financial Officer of BGFA
                         45 Fremont Street, San Francisco, CA 94105
-------------------------------------------------------------------------------

Item 27.  Principal Underwriters.
          ----------------------

       (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Funds Trust, Wells Fargo Funds Trust and Wells Fargo Variable Trust and is the exclusive placement agent for Wells Fargo Core Trust, Nations Master Investment Trust, and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc., closed-end management investment companies.

       (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the SEC pursuant to the 1940 Act (file No. 501-15510).

       (c)     Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

       (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

       (b) BGFA and BGI maintain all Records relating to their services as adviser and co-administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

       (c) Stephens Inc. maintains all Records relating to its services as sponsor, co- administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

       (d) IBT maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, Boston, Massachusetts 02111.

Item 29.  Management Services.
          -------------------

     Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.
          ------------

     Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, and State of Arkansas on the 9th day of February, 2001.

                                         BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                                               By: /s/ Richard H. Blank, Jr.
                                                  --------------------------
                                               Richard H. Blank, Jr.
                                               Secretary and Treasurer
                                               (and Principal Financial Officer)

     Pursuant to the requirements of the Securities Act if 1933, this Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

                 Name                                  Title                              Date
                 ----                                  -----                              ----
          *                             Chairman, President (Principal              February 9, 2001
--------------------------------------  Executive Officer) and Trustee
R. Greg Feltus

/s/ Richard H. Blank, Jr.               Secretary and Treasurer                     February 9, 2001
--------------------------------------  (Principal Financial Officer)
Richard H. Blank, Jr.

          *                             Trustee                                     February 9, 2001
--------------------------------------
Leo Soong

          *                             Trustee                                     February 9, 2001
--------------------------------------
Jack S. Euphrat

          *                             Trustee                                     February 9, 2001
--------------------------------------
W. Rodney Hughes


* By: /s/ Richard H. Blank, Jr.
      -------------------------
    Richard H. Blank, Jr.

*    As Attorney-in-Fact pursuant to powers of attorney as previously filed.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                       SEC FILE Nos. 33-54126; 811-7332

                                 EXHIBIT INDEX


Exhibit Number      Description

Exhibit (i)         .   Opinion and Consent of Counsel - Morrison & Foerster LLP